EXHIBIT 25

POWER OF ATTORNEY

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Terry L. Robinson or Thomas F. Malloy and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Annual Report on Form 10- K and all amendments and/or supplements to this file this Annual Report on Form 10- K

Signature                                           Title                                        Date
/s/Thomas N. Gavin                                  Director                            March 21, 2003
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Thomas N. Gavin


/s/David B. Gaw                                     Director                            March 27, 2003
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David B. Gaw


/s/Fred J. Hearn Jr.                                Director                            March 26, 2003
-------------------------------------------------
Fred J. Hearn Jr.


/s/Conrad W. Hewitt                                 Director                            March 22, 2003
-------------------------------------------------
Conrad W. Hewitt


/s/Harlan R. Kurtz                                  Director                            March 27 , 2003
-------------------------------------------------
Harlan R. Kurtz


/s/Richard S. Long                                  Director                            March 22, 2003
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Richard S. Long


/s/Thomas H. Lowenstein                             Director                            March 24, 2003
-------------------------------------------------
Thomas H. Lowenstein

/s/Thomas F. Malloy                                 Director and                        March 24, 2003
-------------------------------------------------   Chairman of the Board
Thomas F. Malloy


/s/Terry L. Robinson                                President, Chief                    March 24, 2003
-------------------------------------------------   Executive Officer and Director
Terry L. Robinson                                   (Principal Executive Officer)


/s/James E. Tidgewell                               Director                            March 24, 2003
-------------------------------------------------
James E. Tidgewell


/s/Lee-Ann Cimino                                   Sr. Vice President                  March 24, 2003
-------------------------------------------------   Chief Financial Officer
Lee-Ann Cimino                                      (Principal Financial Officer)